AXIS Capital 2012 Citi Financial Services Conference New York, NY Albert Benchimol, CFO March 8, 2012 Exhibit 99.1

Safe Harbor Disclosure
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,”
“believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• The occurrence and magnitude of natural and man-made disasters,
• Actual claims exceeding our loss reserves,
• General economic, capital and credit market conditions,
• The failure of any of the loss limitation methods we employ,
• The effects of emerging claims, coverage and regulatory issues,
• The failure of our cedants to adequately evaluate risks,
• Inability to obtain additional capital on favorable terms, or at all,
• The loss of one or more key executives,
• A decline in our ratings with rating agencies,
• Loss of business provided to us by our major brokers,
• Changes in accounting policies or practices,
• The use of industry catastrophe models and changes to these models,
• Changes in governmental regulations,
• Increased competition,
• Changes in the political environment of certain countries in which we operate or underwrite business, and
• Fluctuations in interest rates, credit spreads, equity prices and/or currency values.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the
Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Why P&C?
Resilient industry with tested business model
Unexpected events successfully absorbed
Flexible, disciplined business models based on “cycle management”
Non-discretionary purchase
Despite elevated catastrophe losses of last two years,
balance sheets remain solid
P&C companies have engaged in significant capital return
Well-positioned for deterioration in economy
Current macroeconomic pressures manageable
Historically-low interest rates
Europe sovereign debt crisis
Regulatory/legal pressures
Valuations significantly below historical averages
P&C pricing power is improving

4 4
AXIS Capital  – Overview
Bermuda-domiciled Global Specialty Insurer and Reinsurer
Founded in 2001; IPO in 2003
$4.1 billion common stock market value
(1)
; Annual dividend yield = 3.1%
Gross premiums written in 2011 of $4.1 billion
Strong Balance Sheet
Strategic Global
Presence
Diversified Underwriting
Portfolio
$5.4 Bn = Shareholders’ Equity
$6.4 Bn = Total Capital
Financial Strength Ratings of
“A+” (S&P), “A2” (Moody’s) and
“A” with positive outlook (A.M.
Best)
Short-duration, high quality,
highly liquid investment
portfolio
30 offices on 5 continents
Risk-bearing platforms in U.S.,
Bermuda and Europe, with
international branches
Approximately 1,100 employees
(1)  Based
on fully diluted shares outstanding and 3/2/12 closing price.
Note:  Data as of December 31, 2011
52%
48%
Insurance
Reinsurance
58%
25%
17%
Short/Medium
Tail
Medium/Long
Tail
Long Tail
2011 GPW by Segment and by Tail

Diversified Global Insurer
AXIS Insurance
2011 GPW by LOB = $2,122 million
52% of Consolidated GPW
AXIS Insurance  2002-2011 GPW
AXIS Insurance
Aggregate
2002-2011 2011
GPW $18.0 Bn $2.1 Bn
NPW $12.2 Bn $1.5 Bn
Combined Ratio 81% 98%
Underwriting Profit $2.0 Bn $35 M
Property
30%
Marine
11%
Terrorism
2%
Aviation
3%
Credit and
political risk
2%
Professional
lines
36%
Liability
10%
A&H
6%
$0
$500
$1,000
$1,500
$2,000
$2,500
A&H/Other
Liability
Professional lines
Credit and political risk
Aviation
Terrorism
Marine
Property

Diversified Global Reinsurer
AXIS Reinsurance
2011 GPW by LOB = $1,974 million
48% of Consolidated GPW
AXIS Reinsurance  2002-2011 GPW
AXIS Reinsurance
Aggregate
2002-2011 2011
GPW $13.9 Bn $2.0 Bn
NPW $13.7 Bn $2.0 Bn
Combined Ratio 89% 119%
Underwriting Profit(Loss) $1.4 Bn $(362) M
Catastrophe
24%
Property
18%
Professional lines
14%
Credit and bond
15%
Motor
12%
Liability
12%
Engineering
3%
Other
2%
$0
$500
$1,000
$1,500
$2,000
$2,500
Other
Engineering
Liability
Motor
Credit and bond
Professional lines
Property
Catastrophe

Excellent Financial Performance
ROACE and Diluted Book Value per Share
(1)
Common Dividends Per Share
2003     2004     2005     2006     2007     2008    2009    2010    2011
(1) Diluted book value per share calculated using Treasury stock method.  Note 12/31/02 diluted book value per share is pro forma for AXIS Capital IPO
(2) Value creation calculated on change in diluted book value per share and cumulative declared dividends
10-Year Average ROACE 14.2%
2002-2011 Diluted BVPS
(1)
CAGR 11.8%
2002-2011 Value Creation
(2)
CAGR 13.7%
Excellent returns over time, despite several unprecedented industry stresses, and consistent dividend increases since IPO
10-Year Average ROACE
$0.140
$0.500
$0.600
$0.615
$0.680
$0.755
$0.810
$0.860
$0.930
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
0%
5%
10%
15%
20%
25%
30%
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Diluted BVPS (1) ROACE

Key Drivers of Success
Provide clients and distribution partners excellent product, value and service
Broad range of products
Ability to assume complex, volatile risks
Meaningful capacity, underpinned by financial strength
Excellent claims management
Present underwriting staff of the highest quality
Expert knowledge
Professional service
Strong relationships
Perform strong enterprise risk management
Appropriate limits
Portfolio balance and diversification
Conservative reserving

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Average Underwriting Profitability
Volatility (Standard Deviation)
AXIS = 1.1x
Average ex AXIS = 0.5x

AXIS

10-Year Underwriting Profitability vs. Volatility
2002-2011 Average P&C Underwriting Profitability vs. Volatility
(1)(2)(3)
Source: Company documents, SNL.
(1)  Multiple represents 2002-2011 Average P&C Underwriting Profitability to Volatility relationship and is calculated as (1- average combined ratio) / standard deviation of historical combined ratios.
(2)  Universe excludes Bermuda Class of 2005 companies
(3)  US Specialty includes AFG, HCC, MKL, RLI, WRB, and Y.
US Scale group includes CB, CNA, HIG, and TRV.
Bermuda Hybrid group includes ACE, ACGL, AGII, AHL, ALTE, AWH, AXS, ENH, and XL.
Reinsurance Predominating group includes PRE, PTP, RE, and TRH.
Property Cat group includes MRH and RNR.
Average
Average Underwriting
Underwriting Profit /
Profit Volatility
Volatility
(1)
US Specialty 9.5% 6.9% 1.4x
US Scale 1.4% 9.7% 0.1x
Bermuda Hybrid 5.3% 10.7% 0.5x
Reinsurance Predominating 0.9% 13.0% 0.1x
Property Cat 16.6% 39.8% 0.4x
AXIS 14.7% 13.3% 1.1x
Total Average ex AXIS 5.5% 12.3% 0.5x

Average P&C Underwriting Profitability (2002-2011)
by Quintile
Highest
5th
4th
3rd
2nd
Lowest
1st

10-Year Underwriting Profitability vs. Volatility
Lowest Highest
1
st
2
nd
3
rd
4
th
5
th
Volatility by Quintile
Source: Company documents, SNL.
Notes:   Average P&C Underwriting Profitability is calculated as (1- average combined ratio).  Volatility defined as standard deviation of historical combined ratios.  Universe excludes Bermuda Class of 2005 companies.
US Specialty includes AFG, HCC, MKL, RLI, WRB, and Y.
US Scale group includes CB, CNA, HIG, and TRV.
Bermuda Hybrid group includes ACE, ACGL, AGII, AHL, ALTE, AWH, AXS, ENH, and XL.
Reinsurance Predominating group includes PRE, PTP, RE, and TRH.
Property Cat group includes MRH and RNR.
US Specialty
US Scale
Bermuda Hybrid
Reinsurance
Predominating
Property Cat

11 11
Strong Entrepreneurial Culture
Geography
Distribution/
Target Markets
New Initiatives
Established insurance
platform in
Canada
Established insurance
platform in
Australia
New reinsurance
office in Sao Paulo
Expanded capabilities
to address smaller
accounts
Expanded retail
distribution in AXIS
Insurance
New global A&H
business = line
uncorrelated to P&C
cycle with favorable
demand and return
characteristics
Investments in expanding our franchise over last several years offer meaningful potential for growth and portfolio optimization

Strong Balance Sheet
Security Amount %
Long-Term Debt $    995  15%
Series A Preferred 250  4%
Series B Preferred 250  4%
Common Stock 4,944  77%
Total Capital $ 6,439  100%
($ in millions)
Strong, stable and competitive capital base with appropriate financial flexibility for this phase of the P&C cycle
Note:  Data as of December 31, 2011
(1) Includes accrued interest receivable and is net of receivable/payable for investments sold/purchased
Balance Sheet Highlights
Total Assets $ 17,806
Total Cash and Invested Assets
(1)
13,499
Total Net Reserves 6,688

High Quality, Liquid Investment Portfolio
Duration:                           2.8yrs
Average quality rating:        AA-
Below investment grade:  4.9%
Book yield:                             2.92%
•U.S. government and agency
•AAA
•AA
•A
•BBB
•Below BBB
* Includes accrued interest receivable and is net of receivable/payable for investments sold/purchased
Total Cash and Invested Assets *
$13.5 Bn as of 12/31/11
Credit Quality of Fixed Maturities Portfolio
$10.9 Bn as of 12/31/11
Fixed Maturities
Portfolio Characteristics
Equities
5%
Cash*
7%
Accrued
Interest
Receivable
1%
Short-term
Investments
1%
Other
Investments
0%
20%
40%
60%
80%
100%
Fixed
Maturities
81%
5%

Conservative Reserving Policy
($ in millions)
Historical Reserve Development
Note:  Short/Medium Tail Lines include Property, Catastrophe, Credit & Political Risk, Aviation, Credit & Bond, Marine, Terrorism, Engineering and A&H.
Medium/Long Tail Lines include Professional Lines.
Long Tail Lines include Liability and Motor.
2002-2011
Aggregate
Reserve
Development =
$2,545 million
$1
$56
$182
$383
$217
$337
$376
$423
$313
$257
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Net  Unpaid Loss Reserves as of 12/31/11
Amount % IBNR
Short / Medium Tail $2,531 44%
Medium / Long Tail 2,215 78%
Long Tail 1,942 70%
Total $6,688 63%

Dividends & Share Repurchases
Company Equity Raised
$ Millions

Efficient Capital Management
-$1,750
-$1,250
-$750
-$250
$250
$750
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Share Repurchases
Common Dividends
Common Equity
Raised
Total Common Equity Raised $2.13
Common Dividends $0.89
Share Repurchases (authorized plan)
$1.86
Total Capital Returned $2.75
AXIS Market Value $4.15
December 31, 2011
IRR 2001-2011 15.9%
2001- 2011 (Billions)

Beginning of Year 2012 Market Environment
Mixed, gradually improving pricing environment with a positive bias in a number of lines, particularly in the U.S.
Rate increases significant for U.S. cat exposure and
loss-affected accounts globally, but more rate is required
Generally, competitive reinsurance environment in Europe
Wholesale specialty lines trending upward
Professional lines competition finally moderating
Pricing changes not yet outpacing loss trend in casualty
Uncertain global economic environment
Suppressed economic growth
Low interest rate environment
Eurozone crisis

17 17
AXIS Strategy In Current Market Environment
Underwriting Investments
Capital
Manage risk appetite
Incorporate lessons
from recent
experience
Prepare to accelerate
underwriting
Continue to cultivate
distribution footprint
and new initiatives
(e.g. A&H)
Maintain exposure to
investment-grade
spread assets
Maintain liquidity and
shorter duration
Optimize total return
through continued
diversification away
from interest rate
sensitive assets
Maintain financial
flexibility
Maintain financial
strength but “right
size” to opportunity
Dividend policy
characterized  by
consistent increase
and attractive yield
Focused on a strong foundation for underwriting execution and a strong, stable and competitive capital base with financial flexibility appropriate for this phase of the P&C cycle

AXIS Strategy
Diversified range of specialty products across market segments and geographies
Best-in-class service and effective risk management solutions for our clients and our partners in distribution
Underwriting of complex and volatile risks with moderation of volatility through risk limits, diversification and risk management
Modulation of risk appetite and capital across the insurance cycle, commensurate with available market returns
Industry leading financial strength, characterized by financial conservatism and transparency
Cultivation of an ethical, risk-aware, achievement-oriented culture that promotes discipline, entrepreneurialism and professionalism

Positioned for Industry-Leading Results
Capacity for greater-than-industry growth in favorable markets and less-than-industry revenue reduction in difficult markets
Sufficient scale to provide larger capacity – competitive advantage
Not so large as to lose agility
Sufficient diversity to manage cycle and volatility successfully
Continued investment in franchise
Focused on delivering long-term value for our shareholders
Industry-leading underwriting results
Industry-leading ROACEs with industry-average volatility
Industry-leading book value growth with industry-average volatility

Conclusion
Global insurance and reinsurance platform
Diversified book of business by product and geography
Excellent market reputation
Deep relationships
Ability to access and underwrite complex risks
Strong entrepreneurial and underwriting culture
Strong capital and ratings and conservative balance sheet
Successful track record